SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 17, 2002

J2 COMMUNICATIONS
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-15284 (Commission File No.)	95-4053296 (I.R.S. Employer Identification No.)

10850 Wilshire Blvd., Suite 1000
Los Angeles, CA 90024
(Address of principal executive officer)

(310) 474-5252
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11
EXHIBIT 10.12
EXHIBIT 10.13
EXHIBIT 10.14
EXHIBIT 10.16
EXHIBIT 10.16
EXHIBIT 99.1

Item 5.   Other Events

          On May 17, 2002, J2 Communications, a California corporation (the “Company”), completed the reorganization transactions previously reported in the Company’s Form 8-K filed on April 29, 2002 (the “Reorganization Transactions”), involving a group headed by Daniel S. Laikin, Paul Skjodt and Timothy S. Durham and also including National Lampoon Acquisition Group LLC, a California limited liability company; Samerian, LLP, an Indiana limited liability partnership; Diamond Investments, LLC, an Indiana limited liability company; DW Leasing Company, LLC, an Indiana limited liability company; Christopher R. Williams; Helen C. Williams; Judy B. Laikin; Ronald Holzer; and DC Investments, LLC, an Indiana limited liability company (“DCI”) (collectively, the “NLAG Group”), and James P. Jimirro, the Company’s Chairman of the Board, President and Chief Executive Officer. Certain of the Reorganization Transactions were undertaken pursuant to a Preferred Stock and Warrant Purchase Agreement, dated April 25, 2002, as amended by the First Amendment to Preferred Stock and Warrant Purchase Agreement, dated May 17, 2002 (the “Purchase Agreement”). The amendment added Mr. Holzer and DCI as parties to the Purchase Agreement.

          As part of the Reorganization Transactions, the Company’s Articles of Incorporation were amended on May 17, 2002 to designate 68,406 of the previously authorized 2,000,000 shares of Preferred Stock as Series B Convertible Preferred Stock (“Series B Preferred”), with each share of Series B Preferred being convertible into 28.169 shares of Common Stock. The shares of Series B Preferred vote on a converted basis as a class with the shares of Common Stock. Pursuant to the Purchase Agreement, 35,244 units, with each unit consisting of one share of Series B Preferred and a warrant to purchase 28.169 shares of Common Stock, were issued to five members of the NLAG Group for an aggregate purchase price of $3,524,400.

          The members of the NLAG Group and Mr. Jimirro entered into a Voting Agreement, dated May 17, 2002, regarding, in addition to certain other matters, the voting of their shares of Common Stock and Series B Preferred in the election of directors. To give effect to the Voting Agreement, Joe De Simio and Gary Cowan resigned as directors of the Company on May 17, 2002, and Messrs. Durham and Skjodt were elected to fill the vacancies created by those resignations. In addition, Joshua A. Finkenberg was elected to fill the vacancy created by an amendment to the Bylaws to increase the size of the Board of Directors from six to seven members.

          The Board also has voted unanimously to terminate the Rights Agreement, dated July 15, 1999, as amended March 5, 2001, between the Company and U.S. Stock Transfer Corporation, and to redeem all of the outstanding rights issued thereunder for a cash payment of $.0001 per right. In voting to terminate the Rights Agreement and redeem the rights, the Board of Directors made no finding regarding the validity of the Rights Agreement or the rights.

          As part of or in connection with the Reorganization Transactions, the following agreements also were entered into on May 17, 2002 (copies of all of the agreements are attached as exhibits to this Form 8-K):

•	NLAG Registration Rights Agreement, among the Company, the members of the NLAG Group and GTH Capital, Inc.

•	Jimirro Registration Rights Agreement, between the Company and James P. Jimirro.

•	2002 Employment Agreement Between J2 Communications and James P. Jimirro.

•	Note Termination Agreement, between the Company and James P. Jimirro.

•	Security Agreement, between the Company and James P. Jimirro.

•	Absolute Assignment, between the Company and James P. Jimirro.

•	Termination of Stock Appreciation Rights Agreement, between the Company and James P. Jimirro.

•	Mutual Release, among the Company, James P. Jimirro and the members of the NLAG Group.

•	Restated Indemnification Agreement, between the Company and James P. Jimirro.

•	2002 Employment Agreement Between J2 Communications and Daniel S. Laikin.

•	Non-Qualified Stock Option Agreement, between the Company and Daniel S. Laikin.

•	Indemnification Agreement, between the Company and Daniel S. Laikin.

•	Letter regarding Termination of Surviving Provisions of Letter Agreement, from the Company to Daniel S. Laikin and Paul Skjodt.

•	Warrant Agreement, between the Company and GTH Capital, Inc.

•	Promissory Notes issued by the Company to certain law firms.

Additional details of the Reorganization Transactions are described in the Company’s Press Release attached as Exhibit 99.1 to this Current Report on Form 8-K.

          The Company’s Board of Directors has called an Annual Meeting of Shareholders to be held on June 14, 2002. Holders of record as of May 17, 2002 of shares of the Company’s Common Stock and Series B Preferred will be entitled to vote at the Annual Meeting of Shareholders.

Item 7.   Statements and Exhibits

          (c)    Exhibits.

Exhibit No.	Description
3.1	Company’s Second Amended and Restated Articles of Incorporation (filed May 17, 2002)
3.2	Company’s Amended and Restated Bylaws.
4.1	NLAG Registration Rights Agreement, dated May 17, 2002, among the Company, the members of the NLAG Group, and GTH Capital, Inc.
4.2	Jimirro Registration Rights Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.1	First Amendment to Preferred Stock and Warrant Purchase Agreement, dated as of May 17, 2002
10.2	2002 Employment Agreement Between J2 Communications and James P. Jimirro, dated May 17, 2002.
10.3	Note Termination Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.4	Security Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.5	Absolute Assignment, dated May 17, 2002, between the Company and James P. Jimirro.
10.6	Termination of Stock Appreciation Rights Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.7	Mutual Release, dated May 17, 2002, among the Company, James P. Jimirro and the members of the NLAG Group.
10.8	Restated Indemnification Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.9	2002 Employment Agreement Between J2 Communications and Daniel S. Laikin, dated May 17, 2002.
10.10	Non-Qualified Stock Option Agreement, dated May 17, 2002, between the Company and Daniel S. Laikin.
10.11	Indemnification Agreement, dated May 17, 2002, between the Company and Daniel S. Laikin.

Exhibit No.	Description
10.12	Letter, dated May 17, 2002, regarding Termination of Surviving Provisions of Letter Agreement, from the Company to Daniel S. Laikin and Paul Skjodt.
10.13	Warrant Agreement, dated May 17, 2002, between the Company and GTH Capital, Inc.
10.14	Voting Agreement, dated May 17, 2002, among each of the members of the NLAG Group and James P. Jimirro.
10.15	Promissory Notes issued May 17, 2002 by the Company to law firms.
10.16	Form of Common Stock Warrant (including Schedule identifying material terms)
99.1	Press Release, dated May 17, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 29, 2002

J2 COMMUNICATIONS

By	/s/ JAMES P. JIMIRRO

CHIEF EXECUTIVE OFFICER Title

EXHIBIT INDEX

Exhibit No.	Description
3.1	Company’s Second Amended and Restated Articles of Incorporation (filed May 17, 2002)
3.2	Company’s Amended and Restated Bylaws.
4.1	NLAG Registration Rights Agreement, dated May 17, 2002, among the Company, the members of the NLAG Group, and GTH Capital, Inc.
4.2	Jimirro Registration Rights Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.1	First Amendment to Preferred Stock and Warrant Purchase Agreement, dated as of May 17, 2002
10.2	2002 Employment Agreement Between J2 Communications and James P. Jimirro, dated May 17, 2002.
10.3	Note Termination Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.4	Security Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.5	Absolute Assignment, dated May 17, 2002, between the Company and James P. Jimirro.
10.6	Termination of Stock Appreciation Rights Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.7	Mutual Release, dated May 17, 2002, among the Company, James P. Jimirro and the members of the NLAG Group.
10.8	Restated Indemnification Agreement, dated May 17, 2002, between the Company and James P. Jimirro.
10.9	2002 Employment Agreement Between J2 Communications and Daniel S. Laikin, dated May 17, 2002.
10.10	Non-Qualified Stock Option Agreement, dated May 17, 2002, between the Company and Daniel S. Laikin.
10.11	Indemnification Agreement, dated May 17, 2002, between the Company and Daniel S. Laikin.

Exhibit No.	Description
10.12	Letter, dated May 17, 2002, regarding Termination of Surviving Provisions of Letter Agreement, from the Company to Daniel S. Laikin and Paul Skjodt.
10.13	Warrant Agreement, dated May 17, 2002, between the Company and GTH Capital, Inc.
10.14	Voting Agreement, dated May 17, 2002, among each of the members of the NLAG Group and James P. Jimirro.
10.15	Promissory Notes issued May 17, 2002 by the Company to law firms.
10.16	Form of Common Stock Warrant (including Schedule identifying material terms)
99.1	Press Release, dated May 17, 2002.